UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 18, 2024
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Monroe Capital Corporation
(Exact name of registrant as specified in its charter)
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Maryland	814-00866	27-4895840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
(312) 258-8300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 18, 2024, Monroe Capital Corporation (the “Company”) held its 2024 annual meeting of stockholders (the “Meeting”) to consider Proposals 1 and 2 as described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2024 (the “Proxy Statement”). A summary of the matters voted upon by stockholders is set forth below.

Proposal 1—Election of Class III Director

The following individual, constituting the only nominee named in the Proxy Statement, was elected as a Class III director to serve until the 2027 annual meeting of stockholders or until his successor has been duly elected and qualified. The following vote was taken in connection with this proposal:

	For	Withheld	Broker Non-Vote
Theodore L. Koenig	9,140,058	1,976,249	0

Proposal 2—Approval to Sell Shares of Common Stock Below Net Asset Value

The Company’s stockholders approved a proposal to authorize flexibility for the Company, subject to the approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next twelve months at a price below the Company’s then-current net asset value per share, subject to certain conditions as set forth in the Proxy Statement. The following votes were taken in connection with this proposal:

	For	Against	Abstain	Broker Non-Vote
With Affiliate Shares	8,627,160	2,135,616	353,531	0
Without Affiliate Shares	7,844,670	2,135,616	353,531	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

	By:	/s/ Lewis W. Solimene, Jr.
	Name:	Lewis W. Solimene, Jr.
	Title:	Chief Financial Officer and Chief Investment Officer
Dated: June 18, 2024